UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 10, 2023

QUAINT OAK BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-52694	35-2293957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Knowles Avenue, Southampton, Pennsylvania	18966
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(215) 364-4059

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07         Submission of Matters to a Vote of Security Holders.

(a)        An Annual Meeting of Shareholders (the “Annual Meeting”) of Quaint Oak Bancorp, Inc. (the “Company”) was held on May 10. 2023.

(b)        There were 2,191,450 shares of common stock of the Company eligible to be voted at the Annual Meeting and 1,481,523 shares were represented in person or by proxy at the Annual Meeting, which constituted a quorum to conduct business at the meeting.

The items voted upon at the Annual Meeting and the vote for each proposal were as follows:

1.   Election of directors for a three-year term expiring in 2026:

	Number of Votes
Name of Nominees	FOR	WITHHELD	BROKER NON-VOTES
George M. Ager	1,042,560	21,223	417,740
James J. Clarke, Ph.D.	1,062,567	1,216	417,740
Susan M. Vettori	1,009,707	54,076	417,740

2.   To ratify the appointment of S.R. Snodgrass, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2023:

FOR	AGAINST	ABSTAIN
1,478,550	17	2,956

3.   Proposal to approve the Quaint Oak Bancorp, Inc. 2023 Stock Incentive Plan.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,036,937	24,736	2,110	417,740

The Company’s nominees were elected as directors, the proposal to ratify the appointment of S.R. Snodgrass, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 was adopted and the proposal to approve the Quaint Oak Bancorp, Inc. 2023 Stock Incentive Plan was adopted by the shareholders of the Company at the Annual Meeting by the requisite affirmative vote.

(c)	Not applicable.

(d)	Not applicable.

Item 9.01         Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

The following exhibit is included with this Report:

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUAINT OAK BANCORP, INC.

Date: May 12, 2023	By:	/s/John J. Augustine
John J. Augustine Executive Vice President and Chief Financial Officer

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